SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    September 28, 2004

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                 1-7182                            13-2740599
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    (State or other          (Commission                      (I.R.S. Employer
    jurisdiction of          File Number)                   Identification No.)
    incorporation)




4 World Financial Center, New York, New York   10080
----------------------------------------------------

            (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (212) 449-1000
                                                    --------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events
             ------------
         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-109802) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company shall issue $26,000,000 aggregate original principal amount of Accelerated Return Notes Linked to the United States Dollar/European Union Euro Exchange Rate due November 28, 2005 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
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                                            EXHIBITS

                  (4) Instruments defining the rights of security holders, including indentures.

                                            Form of Merrill Lynch & Co.,
                                            Inc.'s Accelerated Return Notes
                                            Linked to the United States
                                            Dollar/European Union Euro Exchange
                                            Rate due November 28, 2005.

                  (5) & (23)                Opinion re: legality; consent of
                                            counsel.

                                            Opinion of Sidley Austin Brown &
                                            Wood LLP relating to the Accelerated
                                            Return Notes Linked to the United
                                            States Dollar/European Union Euro
                                            Exchange Rate due November 28, 2005
                                            (including consent for inclusion of
                                            such opinion in this report and in
                                            Merrill Lynch & Co., Inc.'s
                                            Registration Statement relating to
                                            such Securities).


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


                                    SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                            MERRILL LYNCH & CO., INC.
                            -------------------------
                                  (Registrant)





                            By: /s/ Russell L. Stein
                                --------------------------------------
                                            Russell L. Stein
                                                Treasurer





Date: September 28, 2004


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

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549














                            MERRILL LYNCH & CO., INC.












                          EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED SEPTEMBER 28, 2004











                                         Commission File Number 1-7182

                                  Exhibit Index


Exhibit No.              Description                                      Page
-----------              -----------                                      ----

(4) Instruments defining the rights of security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s Accelerated Return Notes Linked to the United States Dollar/European Union Euro Exchange Rate due November 28, 2005.

(5) & (23)               Opinion re:  legality; consent of counsel.

                               Opinion of Sidley Austin Brown & Wood LLP relating to the Accelerated Return Notes Linked to the United States Dollar/European Union Euro Exchange Rate due November 28, 2005 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).



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